Exhibit 10.6
Amended Exclusive Cooperation Agreement

This Amended Exclusive Cooperation Agreement (this  “Agreement”) is made and entered into as of March 28, 2012 (the “effective date”) between Mr. Tang Weijiao and Ms. Cao Xiaoya, both residents of West Wenshan Road, Suite 117, Hangzhou, Zhejiang Province, People’s Republic of China ( “Party C”) an Hangzhou Kunjiang Education Technology Co., Ltd., a wholly foreign owned company (“Party A”) and  Peng Tuo Information Technology Co., Ltd., a private   education company duly established and existing under the law of China (“Party B or “PTIT”), Party A, B and C also referred to herein together as the “parties” and individually as a “Party.”

NOW THEREFORE, in consideration of the execution and delivery of the Agreement and other good an valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

The original Exclusive Cooperation Agreement dated December 30, 2011shall become effective on the date when Peng Tuo Education and Technology Co., Ltd. (“PTIT”) provides China Education International, Inc. (“CEII”) PTIT’s audited financial statements for the fiscal years ended December 31, 2011 and 2010 and unaudited financial statements for any completed three month period as of the date such financials are provided to CEII, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied (“USGAAP”). The parties further agree that the PTIT financial statements will be provided to CEII no later than June 15, 2012 and that such financial statements shall be reasonably acceptable to CEII.

This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the original Exclusive Cooperation Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the dated first written above.

PARTY A:
Hangzhou Kunjiang Education Technology Co., Ltd.

/s/Gary Gan
by: Gary Gan, Chief Executive Officer

Party B
Peng Tuo Information Technology Co., Ltd.

/s/Tang Weijiao
by: Tang Weijiao, its CEO
Party C

/s/Tang Weijiao
Name: Tang Weijiao

/s/Cao Xiaoya
Name: Cao Xiaoya